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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Amended and Restated 2001 Incentive Compensation Plan of Synaptics Incorporated, of our report dated July 25, 2001, included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-56026) and related Prospectus of Synaptics Incorporated filed with the Securities and Exchange Commission.



                                       /s/ Ernst & Young LLP

San Jose, California
January 29, 2002